Supplement dated February 28, 2018 to the Prospectus dated May 1, 2017 for policies issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in your Policy Prospectus unless otherwise defined herein.  "We," "us," or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Policy Owner. This supplement must be preceded or accompanied by the Prospectus for your Policy, as supplemented (the “Policy Prospectus”). Please retain it for future reference.
Reorganization of the Long/Short Large-Cap Portfolio and Transfer to the Main Street® Core Portfolio

 On January 22, 2018, the Board of Trustees of Pacific Select Fund approved a plan of reorganization for vote by affected Policy Owners. If the reorganization is approved, Long/Short Large-Cap Portfolio fund shares will be transferred to the Main Street® Core Portfolio and the reorganization will take place on or about June 28, 2018 (the “Reorganization Date”). This is only a transaction involving the Long/Short Large-Cap Portfolio and the Main Street® Core Portfolio mentioned above and is not a reorganization of your Policy.

For thirty (30) calendar days before the Reorganization Date, if you have Accumulated Value allocated to the Variable Account investing in the Long/Short Large-Cap Portfolio, you may make a one-time transfer of all or a portion of such Accumulated Value to any other available Variable Account without the transfer counting towards the twenty-five (25) transfers permitted each calendar year. All other transfers are subject to limitations as described in your Policy Prospectus.

On the Reorganization Date, any Accumulated Value that remains allocated to the Variable Account investing in the Long/Short Large-Cap Portfolio after the close of business will be transferred to the Variable Account investing in the Main Street® Core Portfolio. Such transfers will be based on the applicable Variable Account unit values, and the relative net asset values of the Long/Short Large-Cap Portfolio and the Main Street® Core Portfolio, as of the close of business on the Reorganization Date. You will not incur any tax liability because of the reorganization and your Accumulated Value immediately before the reorganization will be equal to your Accumulated Value immediately after the reorganization. The reorganization transactions will not be treated as transfers that count toward the number of transfers that may be made in a given calendar year.

After the Reorganization Date, the Long/Short Large-Cap Portfolio Variable Account will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Long/Short Large-Cap Portfolio Variable Account will be deemed an instruction for the Main Street® Core Portfolio Variable Account. This includes, but is not limited to, instructions for premium payment allocations, partial withdrawals, and transfer instructions (including instructions under any systematic transfer option). During the thirty (30) calendar day period after the Reorganization Date, you may make a one-time transfer out of the Main Street® Core Portfolio Variable Account without the transfer counting towards the transfer limitations described in your Policy Prospectus. All other transfers are subject to limitations as described in your Policy Prospectus.

Please work with your life insurance producer to determine if your existing allocation instructions should be changed before or after the Reorganization Date. You may submit a transfer request to us by email at Transactions@pacificlife.com, by fax at (866) 398-0467, by telephone at (800) 347-7787, or by using any other means described in the Policy Prospectus. Please see POLICY BASICS – Timing of Payments, Forms and Requests in the Policy Prospectus for details.

Any references to the Long/Short Large-Cap Portfolio are deleted from the Policy Prospectus after the Reorganization Date.

Form No. 15-47690-00